UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    January 7, 2015

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Explanatory Note
This Current Report on Form 8-K/A (the "Amendment") amends the Current Report on Form 8-K filed on January 9, 2015 (the "Original Form 8-K") for the sole purpose of refiling Exhibit 5.1, which was incorrectly dated and inadvertently omitted the conformed signature. Other than as described in the previous sentence, this Amendment does not amend or update other disclosures in, or exhibits to, the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
The registrants hereby file the following Exhibits to Registration Statement on Form S-3 (No. 333-180897 and No. 333-180897-01, which became effective on April 24, 2012).

Exhibit No.	Description

1.1*	Underwriting Agreement dated January 7, 2015, in connection with the offering of $250,000,000 of 2.200% Notes due 2020.

4.1*	Form of the Sixteenth Supplemental Indenture relating to the issuance of $250,000,000 of 2.200% Notes due 2020.

4.2*	Specimen Note of 2.200% Notes due 2020.

5.1	Opinion of David P. Falck, Executive Vice President and General Counsel

99.1*	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-180897-01)
*Previously filed with Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: January 15, 2015	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: January 15, 2015	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1*	Underwriting Agreement dated January 7, 2015, in connection with the offering of $250,000,000 of 2.200% Notes due 2020.

4.1*	Form of the Sixteenth Supplemental Indenture relating to the issuance of $250,000,000 of 2.200% Notes due 2020.

4.2*	Specimen Note of 2.200% Notes due 2020.

5.1	Opinion of David P. Falck, Executive Vice President and General Counsel

99.1*	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-180897-01)
*Previously filed with Original Form 8-K.